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AVIALL, INC.                                                        EXHIBIT 23
EMPLOYEE SAVINGS PLAN




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-72600) of Aviall, Inc. of our report dated July 8, 1997 appearing on page 4 of the Annual Report on Form 11-K of the Aviall, Inc. Employee Savings Plan for the year ended December 31, 1996.




PRICE WATERHOUSE LLP
Dallas, Texas
July 11, 1997



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